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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 9, 2002


                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)



Minnesota                             001-09225                  41-0268370
(State of Incorporation)      (Commission file number)        (I.R.S. Employer
                                                             Identification No.)


1200 Willow Lake Boulevard, St. Paul, Minnesota                   55110-5101
(Address of principal executive offices)                           (Zip Code)


                                 (651) 236-5900
              (Registrant's telephone number, including area code)


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Item 9. Regulation FD Disclosure

On August 9, 2002, each of the Registrant's Principal Executive Officer, Albert P.L. Stroucken, and Principal Financial Officer, Raymond A. Tucker, submitted to the Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


Exhibits

Exhibit 99.1: Statement Under Oath of Principal Executive Officer dated August 9, 2002
Exhibit 99.2: Statement Under Oath of Principal Financial Officer dated August 9, 2002



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       H.B. FULLER COMPANY
                                       Date: August 9, 2002

                                       By: /s/ Raymond A. Tucker
                                       Senior Vice President and Chief
                                       Financial Officer